                                                                   EXHIBIT 10.21








                          [FP LOGO] FINANCIAL PACIFIC
                                  LEASING, LLC

                       3901 South Fife, Tacoma, WA 98409
                  Post Office Box 11309, Tacoma, WA 98411-0309

                      Phone 800-447-7107  Fax 800-447-7106

                   [FINANCIAL PACIFIC LEASING LLC LETTERHEAD]

To Our Valued Customer:

Thank you for choosing Financial Pacific Leasing, LLC to assist you with the financing of your recent equipment acquisition. We value your business and trust your company will continue to find an added value with our equipment financing services. If you are considering financing other types of equipment now or in the future, please contact us. We will be happy to prearrange your lease financing. The following is a brief explanation of questions often raised on new lease accounts.

INVOICES

Approximately 18 days before your payment is due you will receive an invoice from Financial Pacific Leasing, LLC. If for some reason you do not receive an invoice, please give us a call so we can confirm the mailing information we have. Should you need any special instructions or descriptions on your invoice, we will attempt to accommodate your needs.

PERSONAL PROPERTY TAX

You will receive a Personal Property Tax Affidavit from your County Assessor during the year. The affidavit will have a section where you report equipment owned by you and also a section for equipment leased by you. To assure that the County Assessor doesn't assess the leased equipment twice, please list your leased equipment in the section for leased equipment only. When we receive the tax statement, we will bill you for the property tax due on your leased equipment. (Please reference item #23 & #25 of your lease agreement.)

LEASE DOCUMENTS

We have enclosed copies of your new lease documents for your records. Please refer to these documents for the particulars regarding your leased equipment. You may wish to keep them convenient for easy reference.


                           We Appreciate Your Business

                              AFFINITYFUNDING.com
                   LEASE INSPECTION/VERIFICATION CERTIFICATE


Lease#: 19447801                 Date: 7/8/99                       Time: 3:45PM

Lessee Name: INTERACTIVE TELESIS, INC.

Billing Address: 535 ENCINITAS BLVD. #116, ENCINITAS, CA 92024

Equipment Address: SAME


Phone: 760-632-1700               Verification Contact: BILL ADAMS (CONTROLLER &
                                                       CORPORATE SECRETARY)

Fax: 760-632-1790           Social Security#: N/A                         D.O.B.

LESSEE HAS INSPECTED THEIR LEASED EQUIPMENT AND VERIFIED THE FOLLOWING BY
TELEPHONE:

X Lessee has verified the supplier (Vendor) of the leased equipment as ZZYZX PERIPHERALS, INC. The supplier's (Vendor's) representative is ____.

X    All of the equipment covered by the Lease Agreement has been received.

X All of the leased equipment has been installed and is operating satisfactorily.

X Lessee has been informed that Lessor, AffinityFunding.com (here-in after also referred to as AFc) is not affiliated with the Vendor, and that Lessor
     (AFc) does not warrant the leased equipment in any way, expressed or implied, and that all service requirements or problems are the responsibility of the Lessor or Vendor.

X    Lessee acknowledges that this is a non-cancelable lease.

X Lessee acknowledges that this lease has been assigned to Lessor (AFc) by MEDIA CAPITAL ASSOCIATES.

X Lessee has acknowledged that there were no agreements made by the Vendor to relive the Lessee of this lease obligation at any time for any reason whatsoever.

X Lessee has been given the option of a payment due date of the 1st or the 15th, Lessee has chosen the 15th of each month. Lessee has been informed that this lease commences on 7/15/99 and next payment is due 8/15/99.

X Lessee has been given an explanation of billing and interim rental formula. Interim rental is $158.04. (Monthly payment divided by 30 days=$58.68 per day multiplied by 3 days).

X Lessee has been provided with an explanation of billing and informed that invoices will be sent out 18 days prior to each due date.

N/A Lessee accepts a copy of this Lease Inspection/Verification Certificate as notification of ammendment of lease payment to read as follows: Rental $6 _____ Tax $ _____ Total Payment $ _____.

X Lessee has authorized Lessor (AFc) to make payment to the Vendor upon completion of this certificate.

Inspection/Verification completed by: PAUNIECE SHUCK  Title: CONTRACT
ADMINISTRATOR
I had left a message for Donald Cameron on his voice mail to complete confirmation call. Mr. Cameron forwarded the message to Bill Adams (Controller & Corporate Secretary) to return my call.

Form # ABFSEINS 3/99 - DOC

                                   ASSIGNMENT

For value received, Media Capital Associates, LLC ("Assignor") hereby assigns and transfers to Financial Pacific Leasing, LLC and its successors and assigns ("Assignee") all of its rights under and respecting that certain Lease Agreement (the "Lease") dated July 7, 1999, between Assignor, as Lessor, and Interactive Telesis, Inc. as Lessee (the "Lessee").

     1.   Scope of Assignment.
     Assignor assigns to Assignee all of its right, title and interest in and to the Lease and all addenda, including all rights to receive rental and other payments due and to become due, and all of Assignor's rights and remedies, thereunder. Assignor assigns all its rights and remedies under the lease and agrees that Assignee may, in its own or in Assignor's name, undertake any legal, equitable or other proceedings to enforce the Lessor's rights under the Lease. Assignor further assigns and transfers to Assignee all of its right, title and interest (a) with respect to the equipment described in the Lease (the "Equipment"), including the right, if any, to purchase the Equipment, and (b) any and all Guaranties of said Lease.

     2. Assignor Representations and Warranties. Assignor hereby represents and warrants to Assignee as follows:

          a) The Lease constitutes the entire agreement between Assignor and the Lessee concerning the subject matter thereof, has been duly authorized, executed and delivered by Assignor and the Lessee and is enforceable against each of them in accordance with its terms, subject to bankruptcy and similar laws. All signatures, names, addresses, amounts and other statements of fact contained herein and in the Lease and accompanying documents are true and correct.

          b) Lessee's obligation to pay rentals is not subject to any known dispute, set-off or counterclaim. Any Guaranty is enforceable against all guarantors thereunder in accordance with its terms, subject to bankruptcy and similar laws.

          c) Assignor owns the Lease and any Guaranty free and clear of all liens. Upon payment of the purchase price therefor to the supplier of the Equipment, the Equipment will be owned by Assignee free and clear of all liens other than those arising through Assignee. All of the Equipment has been irrevocably accepted by the Lessee in good condition.

          d) Assignor will comply with any warranties or other obligations extended by Assignor to Lessee.

          e) Lessee's obligation to pay rentals is not subject to any dispute, set-off or counterclaim. No default or event of default exists under the Lease. Except as may be acknowledged by the parties in writing, no rent or other amounts have been prepaid under the Lease. Except as specified in the Lease, Assignee has no collateral for Lessee's obligations thereunder.

          f) This transaction has not been "rebrokered", as the term is generally understood in the industry, unless Assignor has identified the transaction as being rebrokered and has indicated to Assignee the identity of any party from whom Assignor received the transaction. The term "rebrokered" includes all transactions with respect to which it is contemplated that any remuneration will be paid by Assignor to parties other than Assignor's employees.

All representations and warranties herein shall survive the consummation of the transactions contemplated hereby. In the event that any such representations or warranties are not true, Assignor agrees on demand to pay Assignee an amount equal to the then-existing value of the remaining payments under the Lease, plus an amount equal to the expected value of the Equipment at the end of the Lease, less any unearned income, plus any then-outstanding unamortized expenses, plus any applicable taxes. Assignor further agrees to indemnify Assignee against and reimburse Assignee for any and all amounts, claims, losses, liabilities, judgments, costs, damages or expenses, including reasonable investigation and attorney fees, suffered, incurred or paid by Assignee, resulting from the breach of any of Assignor's representations, or warranties.

     3.   Assignor Obligations.
          Assignee shall acquire none of the obligations of Assignor under the Lease, it being expressly understood and warranted by Assignor that all obligations on Lessor's part to be performed pursuant to the terms of the Lease have been performed by Assignor as of the date of this Agreement.

     4.   Scope of Assignor Liability.
          Assignor shall not be liable to Assignee, except as provided above, for any breach by Lessee of Lessee's obligations under the Lease, including those for the payment of rent, and nothing contained in this assignment shall be construed as an assumption by Assignor of the indebtedness of Lessee under the Lease.

5.   Audit; Endorsement.
     Assignor agrees that the Assignee may, upon reasonable notice, audit Assignor's books and records relating to the Lease, and may sign and endorser in Assignor's name any checks, drafts, money orders, notes, or other remittances received on account of said Lease.

6.   Assignor Authority.
     Assignor shall have no authority to, and will not accept collections, repossesses or consent to the return of the Equipment, or modify the terms of the Lease or cancel or terminate same without Assignee's express written consent.

7.   Non-Waiver of Rights.
     Assignee's knowledge now or hereafter of any breach or noncompliance with any of Assignor's representations, warranties or obligations shall not constitute a waiver by Assignee of any of its rights with respect to such breach or noncompliance.

8.   Choice of Law; Venues and Jurisdiction; Attorney Fees.
     this Assignment shall not be binding until such time as Assignee has executed the Assignment at its offices in the State of Washington. The Assignment shall be deemed by the parties to have been consummated in the State of Washington, and the Assignor consents and acknowledges that by reason of entering into this Agreement, it has entered into and done business in the State of Washington. In the event of legal action with regard to the terms of this assignment, the parties hereto agree that any court of general jurisdiction in the State of Washington shall have jurisdiction over such controversy, and that venue in any such action may be laid in Pierce County, Washington, in any court having subject matter jurisdiction. In the event of litigation involving this Assignment, the prevailing party in any such action shall be entitled to be awarded a reasonable attorney fee, at trial, on appeal and review.

9.   Successors and Assigns.
     This Assignment shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, personal representatives, successors and assigns.

10. The parties agree to execute such further documents as may be necessary to comply with the terms of this agreement.




                        Dated this 7th day of July, 1999


ASSIGNOR:                                     ASSIGNEE:

Media Capital Associates, LLC                 Financial Pacific Leasing LLC
6991 East Camelback D-202                     PO Box 11309
Scottsdale, AZ  85251                         Tacoma, WA  98411-0309


By: /s/ SAMANTHA BUSH                          By: /s/ KATHERINE J. GRAVES
    -------------------                           --------------------------
    Samantha Bush                                 Authorized Representative

                               ADDENDUM TO LEASE

                      PURCHASE AND JURISDICTION AGREEMENT

          Lease No.:     194478.01
                         ---------------------------------

          Lease Date:    7/8/99
                         ---------------------------------



1. PURCHASE AGREEMENT

Upon termination of the above referenced lease, and provided Lessee is not in default under the terms of the lease:

          Lessor agrees to sell, and Lessee hereby agrees to purchase the equipment described in the above referenced lease for a purchase price of $5,049.10 plus any applicable taxes and other sums due under the lease. Lessor and Lessee agree to this modification to paragraph 17 of the Lease Agreement and further agree to treat the lease as a financing transaction.

2. JURISDICTION AGREEMENT

  THIS LEASE IS MADE IN THE STATE OF WASHINGTON AND IS NOT VALID UNTIL ACCEPTED BY LESSOR IN TACOMA, WASHINGTON. EXCEPT AS TO LOCAL RECORDING STATUTES, THE PARTIES EXPRESSLY AGREE THAT THE LEASE, LEASE RATES, RENTAL RATES, FINANCE CHARGES, EACH GUARANTY, ALL DOCUMENTS EXECUTED IN CONNECTION WITH SAME, AND THE RIGHTS AND LIABILITIES OF THE PARTIES, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF WASHINGTON. FURTHER, THE LESSEE AGREES THAT THE COURTS OF THE STATE OF WASHINGTON SHALL HAVE JURISDICTION OF ALL SUITS AND ACTIONS ARISING OUT OF THE LEASE, AND ALL DOCUMENTS EXECUTED IN CONNECTION THEREWITH, AND THAT VENUE OF ANY SUCH ACTION OR SUIT SHALL BE IN PIERCE COUNTY, STATE OF WASHINGTON.

  LESSOR SHALL HAVE THE OPTION OF COMMENCING AN ACTION IN ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER AND PARTIES TO THE TRANSACTION.

  A FACSIMILE OF THIS AGREEMENT WITH SIGNATURE SHALL BE CONSIDERED TO BE AN ORIGINAL.




LESSOR:                                LESSEE:

Media Capital Associates, LLC          Interactive Telesis, Inc.




BY:     /s/ [signature illegible]           BY:    /s/ DONALD CAMERON
        --------------------------             ---------------------------
                                               Donald Cameron

ITS:    Operation Mgr                  ITS:    President & Individually
        --------------------------             ---------------------------


DATE:   7-7-99                         DATE:   6-30-99
        --------------------------             ---------------------------

LEASE AGREEMENT                     LEASE #: 194478.01
-------------------------------------------------------------------------------
LESSEE
Interactive Telesis, Inc.
Billing Address: 535 Encinitas #116  Encinitas CA 92024    County:
-------------------------------------------------------------------------------
VENDOR/SUPPLIER
Zzyzx Peripherals Inc.  5893 Oberlin Drive #102  San Diego Ca 92121
-------------------------------------------------------------------------------
EQUIPMENT DESCRIPTION. Attach separate Addendum if needed.
Quantity   Type, Make, Mode & Serial Number

                          SEE ATTACHED EQUIPMENT LIST

-------------------------------------------------------------------------------
EQUIPMENT LOCATION. Complete only if equipment will not be located at Lessee's address above.
Address  SAME AS ABOVE                                     County:
-------------------------------------------------------------------------------
SCHEDULE OF LEASE PAYMENTS

                           Amount of Each Lease Payment
Lease Term   Number of    -----------------------------   x   Number of   Administrative  +   Security  =    Initial
 (Months)    Payments     Rental     Tax   Total Payment      Prepayment       Fee            Deposit       Amount Due
----------   ---------    ------     ---   -------------      ----------  --------------      --------      ----------
    36          36       $1,580.37  $0.00    $1,580.37             2          $150.00          $0.00        $3,310.74

Payment Due Date         Interim Rent will be billed and calculated as follows: (Monthly Rental Payment divided by 30 days =
[ ] 1st      [X] 15th    7/15/99                                                Daily Rate) x (# of Days Between Acceptance Date
                                                                                And First Payment Date) = Total Interim Rental

THIS LEASE IS SUBJECT TO THE TERMS AND CONDITIONS PRINTED HEREON AND ON THE FOLLOWING PAGES, ALL OF WHICH ARE MADE A PART HEREOF AND WHICH LESSEE ACKNOWLEDGES HAVING READ. PLEASE READ CAREFULLY BEFORE SIGNING.

THIS LEASE AGREEMENT, WHICH CONSISTS OF 4 PAGES, IS NOT BINDING UNTIL ACCEPTED BY LESSOR

LESSEE:  INTERACTIVE TELESIS, INC.       LESSOR: MEDIA CAPITAL ASSOCIATES, LLC
X  /s/ DONALD CAMERON                    By       [ILLEGIBLE]
----------------------------------         -----------------------------------
    Donald Cameron                              (Signature Only)
    President & Individually

X    6/30/99                                 Operation Manager
----------------------------------         -----------------------------------
(Date)                                       (Title)


             THIS IS A NON-CANCELABLE LEASE FOR THE TERM INDICATED

Lessor, hereby Leases to the Lessee, and Lessee hereby hires and takes from Lessor all property described in this agreement or hereafter and made a part hereof.

1. ENTIRE AGREEMENT. This Lease constitutes the entire agreement between Lessor and Lessee. No oral agreement, guaranty, promise, condition, representation or warranty shall be binding on Lessor. All prior conversations, agreements or representations related hereto and/or to said equipment are integrated herein. No modification hereof shall be binding unless in writing and signed by Lessor.

2. REPRESENTATIONS. Lessee acknowledges that no salesman or agent of the supplier of the equipment is authorized to waive or alter any term or condition of this Lease and no representation as to the equipment or any matter by the supplier shall in any way effect the Lessee's duty to pay the Lease payments and perform its other obligations as set forth in this Lease.

3. STATUTORY FINANCE LEASE. Lessee agrees and acknowledges that it is the intent of both parties to this Lease that it qualify as a statutory finance Lease under Article 2A of the Uniform Commercial Code. Lessee acknowledges and agrees that Lessee has selected both: (1) the equipment; and (2) the supplier from whom Lessor is to purchase the equipment. Lessee acknowledges that Lessor has not participated in any way in Lessee's selection of the equipment or of the supplier, and Lessor has not selected, manufactured, or supplied the equipment.

    LESSEE IS ADVISED THAT IT MAY HAVE RIGHTS UNDER THE CONTRACT EVIDENCING THE LESSOR'S PURCHASE OF THE EQUIPMENT FROM THE SUPPLIER CHOSEN BY LESSEE AND THAT LESSEE SHOULD CONTACT THE EQUIPMENT SUPPLIER FOR A DESCRIPTION OF ANY SUCH RIGHTS.

4. ASSIGNMENT BY LESSEE PROHIBITED WITHOUT LESSOR'S PRIOR WRITTEN CONSENT. LESSEE SHALL NOT ASSIGN THIS LEASE OR ANY INTEREST THEREIN, OR SUBLEASE THE EQUIPMENT, OR PLEDGE OR TRANSFER THIS LEASE, OR OTHERWISE DISPOSE OF THE EQUIPMENT COVERED HEREBY.

5. APPLICABLE LAW AND VENUE. ALL MATTERS INVOLVING THE CONSTRUCTION, VALIDITY, PERFORMANCE, OR ENFORCEMENT OF THIS LEASE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF WASHINGTON, LESSEE CONSENTS TO THE PERSONAL JURISDICTION OF THE COURTS OF THE STATE OF WASHINGTON AND AGREES THAT AT LESSOR'S SOLE OPTION, JURISDICTION AND VENUE (LOCATION) FOR ANY DISPUTE, SUIT OR ACTION ARISING UNDER OR IN RELATION TO THE LEASE, AND ALL DOCUMENTS EXECUTED IN CONNECTION THEREWITH, SHALL BE IN PIERCE COUNTY, STATE OF WASHINGTON. LESSOR SHALL HAVE THE OPTION OF COMMENCING AN ACTION IN ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER AND PARTIES TO THE TRANSACTION.



                          CONTINUED ON FOLLOWING PAGES
                                                Page 1 of 4 Page Lease Agreement

6. NO WARRANTY. Lessee has selected both equipment and the supplier thereof. Lessor, not being the manufacturer of the equipment, nor manufacturer's agent, MAKES NO WARRANTY OR REPRESENTATION, EITHER EXPRESS OR IMPLIED, AS TO THE FITNESS FOR A PARTICULAR USE OF OTHERWISE, QUALITY, DESIGN, CONDITION, CAPACITY, SUITABILITY, MERCHANTABILITY OR PERFORMANCE OF THE EQUIPMENT OR OF THE MATERIAL OR WORKMANSHIP THEREOF, IT BEING AGREED THAT THE EQUIPMENT IS LEASED "AS IS" AND THAT ALL SUCH RISKS, AS BETWEEN THE LESSOR AND THE LESSEE, ARE TO BE BORNE BY THE LESSEE AT ITS SOLE RISK AND EXPENSE. Lessee accordingly agrees not to assert any claim whatsoever against the Lessor based thereon. In addition, Lessee waives any and all rights and remedies conferred by UCC 2A-508 through 2A-522, including, but not limited to, the Lessee's right to (a) cancel or repudiate the lease; (b) reject or revoke acceptance of the Leased property; (c) deduct from rental payments all or any part of any claimed damages resulting from the Lessor's default under the Lease; (d) recover from the Lessor any general, special, incidental, or consequential damages, for any reason whatsoever. Lessee further waives any and all rights, now or hereafter conferred by statute or otherwise, that may require the Lessor to sell, re-lease, or otherwise use or dispose of the Leased property in mitigation of the Lessor's damages or that may otherwise limit or modify any of the Lessor's rights or remedies hereunder.

7. TERM. The initial term of this lease is set forth on the first page of this lease agreement. The term begins upon which of the following dates is earlier:

(a) the date Lessee requests Lessor to make payment to the Supplier; or (b) the Acceptance Date as indicated on the Inspection/Verification Certificate.

8. LEASE PAYMENT-SECURITY DEPOSIT. The lease payments for the equipment leased shall be in the amount designated in the schedule of payments and shall commence on the indicated payment due date immediately following the equipment acceptance date. Lessee shall pay Lessor said lease payments on or before the due date and at the office of Lessor or to such other person or place as Lessor may designate in writing. Lessee agrees to pay pro rata rental (based on the monthly lease payments) for the period from the Acceptance Date, indicated on the Inspection/Verification Certificate, to the due date of the first payment. Said pro rata rental shall be in addition to the first payment and shall be made simultaneously with the first payment. Prepayments are credited with one payment being applied to the first month's rental and any other prepayment(s) are applied to the last month('s) rental(s). The security deposit as designated in the Lease shall remain as security for performance of the terms and conditions of the Lease and shall remain with the Lessor until termination of the Lease, absent breach of any terms of the Lease by Lessee unless otherwise agreed to in writing by both parties.

9. LATE CHARGES AND COLLECTION CHARGES. A late charge of 10% of the total monthly lease payment, or $10, whichever is greater, will be assessed when a payment is not received within 10 days of the due date. An additional late charge will be assessed for each month a payment remains unpaid. If Lessee's delinquency requires additional collection efforts, a charge will be assessed in accordance with Lessor's collection charge schedule.

10. LOCATION AND USE OF EQUIPMENT. Lessee shall keep the equipment at the location designated in the Lease, unless Lessor in writing permits its removal. Said equipment shall be used solely in the conduct of Lessee's business and Lessee warrants that property leased is for commercial or business purposes and not for consumer, personal, home or family purposes.

11. ARBITRATION. Any controversy or claim arising out of this lease or the breach thereof may at the option of the Lessor be settled by arbitration in accordance with the LAWS OF THE STATE OF WASHINGTON and judgment upon the award rendered by the arbiter(s) may be entered in any court having jurisdiction thereof. Arbitration shall be held in the City of Tacoma, State of Washington.

12. SURRENDER OF EQUIPMENT. At the expiration of this lease, or upon demand by Lessor pursuant to Paragraph 19 of this lease, Lessee at its expense shall return the equipment in proper working order, condition and repair by delivering it packed and ready for shipment to such place or on board such carrier as Lessor may specify. WARNING: FAILURE TO PROMPTLY RETURN THE LEASED PROPERTY MAY RESULT IN CRIMINAL PROSECUTION AND/OR ADDITIONAL RENTAL CHARGES, ON A MONTH TO MONTH BASIS, UNTIL THE EQUIPMENT IS RECOVERED BY THE LESSOR.

13. NOTICES. Services of all notices under this agreement shall be sufficient if given personally or mailed to Lessor at 301 Plaza, 3901 S. Fife St., P.O. Box 11309, Tacoma, Washington, 98411-0309, or to Lessee at Lessee's last known address or at such other address as a party may provide in writing from time to time. Any such notice mailed to such address shall be effective when deposited in the United States mail duly addressed and postage prepaid.

14. LIABILITY AND INDEMNITY -- LOSS AND DAMAGE. Lessee shall indemnify and hold Lessor harmless from any and all injury to or loss of the equipment from whatever cause, and from all liability arising out of the manufacture, selection, operation, use, maintenance, or delivery thereof, including attorney's fees. In the event of loss or damage of any kind whatsoever to the equipment, or to any part thereof, Lessee, at the option of the Lessor, shall
(a) Replace the same in good condition, repair and working order; or (b) Replace the same, with like property of the same or greater value; provided, however, at Lessee's option, the remaining obligation of the lease can be satisfied by the payment of the remaining unpaid lease payments and the estimated value of the equipment at the expiration of the lease, and other amounts due under the lease, less the net amount of the recovery, if any, actually received by the Lessor from insurance or otherwise for such loss or damage. Lessor shall not be obligated to undertake by litigation or otherwise the collection of any claim against any person for loss or damage of the equipment. Except as expressly provided in this paragraph, total or partial destruction of any equipment or total or partial loss of use or possession thereof to Lessee shall not release or relieve Lessee from the duty to pay the lease payments herein provided.

15. INSURANCE. Lessee, at its own expense, shall keep said equipment insured for the full term of this lease and any renewals or extensions thereof, for the full insurable value thereof against all risks of loss or damage, and against such other risks in such amounts as Lessor may specify, including liability insurance, with limits not less than $500,000 (bodily injury and property damage) combined single limit. Provided, however, in those instances where Lessee is leasing equipment defined by Lessor as "mobile equipment," Lessee shall procure and maintain, for the full lease term, all risk physical damage insurance as opposed to insurance against fire and theft, with extended or combined coverage. All insurance policies must provide that no cancellation shall be effective without thirty (30) days' prior written notice to Lessor. Lessor shall deliver to Lessor the policies or evidence of insurance with a standard form of endorsement attached thereto showing Lessor to be named as an additional insured, together with receipts for the premiums thereunder. Lessee shall, at the request of Lessor, name as Loss Payee such party who may have a security interest in the equipment.

16. LESSEE'S FAILURE TO PAY TAXES, INSURANCE, ETC. Should Lessee fail to make any payment or do any act as herein provided, then Lessor shall the right, but not the obligation, without notice to or demand upon Lessee, and without releasing Lessee from any obligation hereunder, to make or do the same and to pay, purchase, contest, or compromise any encumbrance, charge or lien which in the judgment of Lessor appears to affect the equipment, and in exercising such rights, incur any liability and expand whatever amounts in its absolute discretion it may deem necessary therefore. Should Lessee fail to provide Lessor the policies or evidence of insurance described herein, Lessee shall be assessed as to Lessor's purchase of insurance and also agrees that a charge therefore will be paid by the Lessee. All sums so incurred or expended by Lessor shall be without demand immediately due and payable by Lessee and shall bear interest at eighteen Percent (18%) per annum if not prohibited by law, otherwise at the highest lawful contract rate.

17. OWNERSHIP. The equipment is and shall be at all times the sole and exclusive property of Lessor. This lease and the equipment described herein may be subject to a preexisting security agreement in favor of a bank or another financial institution.

18. AUTHORITY TO SIGN. If Lessee is a partnership or corporation, the person signing the Lease on behalf of such partnership or corporation hereby warrants that (s)he has full authority form the partnership or corporation to sign this lease and obligate the partnership or corporation.


CONTINUED ON FOLLOWING PAGES                    PAGE 2 OF 4 PAGE LEASE AGREEMENT

LSE#194478.01
                                   GUARANTEE

To induce Lessor to enter into a Lease with Interactive Telesis, Inc. ("Lessee"), the undersigned Guarantor unconditionally guarantees to Lessor the prompt payment when due of all Lessee's obligations to Lessor under the lease. Lessor shall not be required to proceed against the Lessee or the equipment or enforce any other remedy before proceeding against the undersigned. The undersigned waives notice of acceptance hereof and all other notices or demand of any kind to which the undersigned may be entitled. The undersigned consents to any extensions or modifications granted to Lessee and the release and/or compromise of any obligations of Lessee or any other obligors and guarantors without notice and without in any way releasing the undersigned from his or her obligations hereunder. Guarantor waives any right to require Lessor to apply payments in a certain manner and acknowledges that Lessor may apply payments received in the fashion most advantageous to the Lessor. Furthermore, Guarantor waives any and all claims against the Lessee, by subrogation or otherwise, until such time as Lessee's obligations to Lessor are fully and finally satisfied. This is a continuing guarantee and shall not be discharged, impaired or affected by death of the undersigned or the existence or nonexistence of the Lessee as a legal entity. This continuing Guarantee shall bind the heirs, administrators, representatives, successors, and assigns of undersigned and may be enforced by or for the benefit of any assignee or successor of the Lessor.

The provisions of this Lease Guarantee shall extend to and apply to all the obligations of the Lessee under all lease agreements executed by Lessee for the benefit of Lessor, whether executed before or after the date of this guarantee, and whether set forth in separate lease agreements, schedules, applications, orders or collateral documents (all of which shall be referred to herein, both individually and collectively, as the 'Lease Agreement'). The execution of this Lease Guarantee shall not extinguish, release or waive any obligations, promises, or guarantees contained in any Lease Guarantee previously executed by Guarantor for the benefit of the Lessor. The undersigned agrees to pay a reasonable attorney's fee, and all other costs and expenses incurred by the Lessor or its successors or assigns in the enforcement of the Guarantee, whether or not a lawsuit is started.

If Guarantor resides in a Community Property state, any married person signing this Lease Guarantee warrants that he or she has the authority to bind and obligate his or her marital community and that by signing, his or her marital community is obligated hereunder. Further, by signing this Guarantee it is agreed that recourse may be against both his or her separate property and the property of his or her marital community on account of all of his or her obligations hereunder.

LAW WHICH APPLIES
THIS AGREEMENT IS GOVERNED BY WASHINGTON LAW. GUARANTOR CONSENTS TO THE
PERSONAL JURISDICTION OF THE COURTS OF THE STATE OF WASHINGTON AND AGREES NOT
TO CLAIM THAT PIERCE COUNTY, WASHINGTON IS AN INCONVENIENT PLACE FOR TRIAL. AT LESSOR'S SOLE OPTION, JURISDICTION AND VENUE (LOCATION) FOR ANY DISPUTE, SUIT
OR ACTION ARISING UNDER OR IN RELATION TO THIS AGREEMENT, AND ALL DOCUMENTS EXECUTED IN CONNECTION THEREWITH, SHALL BE IN PIERCE COUNTY, STATE OF WASHINGTON. GUARANTOR WAIVES THE RIGHT OF JURY TRIAL. LESSOR SHALL HAVE THE OPTION OF COMMENCING AN ACTION IN ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER AND PARTIES TO THE TRANSACTION.

WHOLE AGREEMENT

This Guarantee contains the entire understanding between Lessor and Guarantor.

X /s/ DONALD CAMERON        (No Title)    X                          (No Title)
-------------------------------------     --------------------------------------
  Donald Cameron

Date   6-30-99                            Date
-------------------------------------     --------------------------------------

Home Phone # 760-633-1112                 Home Phone #
-------------------------------------     --------------------------------------

X                          (No Title)     X                           (No Title)
-------------------------------------     --------------------------------------

Date                                      Date
-------------------------------------     --------------------------------------

Home Phone #                              Home Phone #
-------------------------------------     --------------------------------------


                     DELIVERY AND ACCEPTANCE AUTHORIZATION

Lessee's signature authorizes Lessor to verify by phone with a representative of Lessee the date the Equipment was accepted by the Lessee; the Equipment description, including the serial numbers; the schedule of lease payments; that all necessary installation has been completed; that the Equipment has been examined by Lessee and is in good operating order and condition and is in all respects satisfactory to Lessee and that Equipment is accepted by Lessee for all purposes under the Lease. This information will be recorded on an Inspection/Verification Certificate, a copy of which will be forwarded to Lessee upon completion by Lessor. Lessee hereby authorizes Lessor to either insert or correct the Lessor and/or Vendor name(s), Equipment description, Equipment location and schedule of Lease payments. Lessee hereby authorizes Lessor to make payment to the Vendor upon completion of the Inspection/Verification Certificate.

LESSEE INTERACTIVE TELESIS, INC.


X /s/ DONALD CAMERON   President & Individually   Date
-----------------------------------------------   ------------------------------
  Donald Cameron                          Title

FPG0016-02/98                                   PAGE 4 OF 4 PAGE LEASE AGREEMENT

                                 EQUIPMENT LIST

 LEASE NO.:    194478.01
           ------------------
LEASE DATE:    7/8/99
           ------------------


QUANTITY       DESCRIPTION
--------------------------------------------------------------------------------
   1           QLS 8MM TLS4210 WITH 1-300 C SERIAL #906007
   1           LABELS, 0-179 BARCODED, AIT
   1           EXT. CABLE, 68 PIN, MLD WO/F, F20,3'
   1           SCSI TERM, SWITCHABLE LVD/SE
   1           QUALSTAR 8MM BAR CODE READER SERIAL #906007
   1           QUALSTAR, TLS I/O PORT; 4210
   1           QLS 8MM TLS4440 WITH 4-300 C SERIAL #906117
   1           SCSI TERM, SWITCHABLE LVD/SE
   1           QUALSTAR 8MM BAR CODE READER SERIAL #906055
   1           QLS 8MM TLS4210A WITH 1-300C SERIAL #906056
   1           LABELS, 0-179 BARCODED, AIT
   1           EXT. CABL, 68PIN, MLD, WO/F, F20, 3'
   1           SCSI TERM, SWITCHABLE LVD/SE
   1           QUALSTAR 8MM BAR CODE READER SERIAL #906056
   1           LABELS, 0-179 BARCODED, AIT
   1           EXT. CBL, 68 PIN, MLD, WO/F, F20, 3'
   1           SCSI TERM, SWITCHABLE LVD/SE
   1           SPECIAL C-KIT, 68PN/2-DRIVES

Lessor:                                 Lessee:

MEDIA CAPITAL ASSOCIATES, LLC           INTERACTIVE TELESIS, INC.

By: /s/ [SIGNATURE ILLEGIBLE]           By: /s/ DONALD CAMERON
   ------------------------------          -------------------------------
                                                  Donald Cameron
Its: Operations Mgr.                    Its: President & Individually
    -----------------------------           ------------------------------
Date: 7-7-99                            Date: 6-30-99
     ----------------------------            -----------------------------

FPEL002-299                                                          Page 1 of 2

                                 EQUIPMENT LIST

 LEASE NO.:  194478.01
           ----------------
LEASE DATE:  7/8/99
           ----------------

QUANTITY       DESCRIPTION
--------------------------------------------------------------------------------
   60          SONY 8MM 170M AME WITH 16KB CHIP
    1          QLS 8MM TLS4210A WITH 2-300C SERIAL #906055
    1          LABELS, 0-179 BARCODED, AIT
    1          EXT CBL, 68PIN, MLD, WO/F, F20-3'

















Lessor:                                 Lessee:

MEDIA CAPITAL ASSOCIATES, LLC           INTERACTIVE TELESIS, INC.

By:  /s/ [SIGNATURE ILLEGIBLE]          By:  /s/ DONALD CAMERON
   ------------------------------          -------------------------------
                                             Donald Cameron

Its: Operations Mgr.                    Its: President & Individually
    -----------------------------           ------------------------------
Date: 7-7-99                            Date: 6-30-99
     ----------------------------            -----------------------------

FPEL002-299                                                          Page 2 of 2

                        CORPORATE RESOLUTION FOR LEASING
                           AND OTHERWISE DEALING WITH
                         MEDIA CAPITAL ASSOCIATES, LLC


Resolution of  Interactive Telesis, Inc.
               -----------------------------------------------------------------

RESOLVED that any               1                of the officers, employees, and
                  ------------------------------
                  (number of signatures required)

agents listed below are authorized to take the following actions in the name of and on behalf of this corporation.

1. To lease from Media Capital Associates, LLC (Lessor) such equipment or other personal property for such sum or sums said partner(s), employee(s), or agent(s) deem necessary;

2. To sign and deliver all leases and related documents, including any notes or other evidences of indebtedness as may be requested by the Lessor.

"RESOLVED further that, except as indicated above, each one of the partners, employees, and agents of this corporation listed below is conferred with a general authority to deal on behalf of and in the name of this corporation with the Lessor, without specifically enumerating them herein."

"RESOLVED further that the following are the true and correct signatures and designations of the officers, employees and agents referred to above":

     NAMES                    SIGNATURES               TITLES
     -----               -------------------      -------------------
Donald Cameron           /s/ DONALD CAMERON       President
---------------------    ---------------------    ---------------------------

---------------------    ---------------------    ---------------------------

---------------------    ---------------------    ---------------------------

---------------------    ---------------------    ---------------------------

"RESOLVED further that this resolution shall continue in force until notice in writing of its revocation shall be given to and received by the Lessor at the address indicated above."

We, Donald Cameron            , the                         President,
    -------------------------       -----------------------

and  /s/ WILLIAM R. ADAMS     , the                         Secretary,
   --------------------------       -----------------------

of the above named corporation do hereby certify that the foregoing is a full, true, and correct copy of a resolution adopted by the Board of Directors of said corporation.

(1) At a meeting duly and regularly called at which a quorum was present and voted held on 6-29-99,

or

(2) By the undersigned Directors, constituting the entire Board of Directors of the corporation, who by their signatures hereto adopt and consent to such resolution and that if adopted without a meeting of the Board of Directors that the Articles and Bylaws of the corporation do not prevent action by the Board of Directors without a meeting; and that said resolution has not been altered, amended or revoked.

                                                6-29-99
                                                -------------------------,------
                                                    Date

                                                /s/ DONALD CAMERON
                                                --------------------------------
                                                    President

                                                /s/ WILLIAM R. ADAMS
                                                --------------------------------
                                                    Secretary

Sign only if action is by director's consent.

Signed and sealed (if necessary) with seal of the corporation.

(Seal of Corporation not necessary for Washington Corporations.)